UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23117

JPMorgan Trust IV

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2018 through June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Funds

June 30, 2019

JPMorgan Equity Premium Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

July 31, 2019 (Unaudited)

Dear Shareholders,

Even as the pace of growth slowed, the global economic expansion continued and financial markets largely provided positive returns for the twelve months ended June 30, 2019. Central banks in the U.S. and elsewhere moved to support continued economic expansion in 2019, and low interest rates, growth in corporate profits and general investor optimism added further support to both equity and bond markets.

“We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop.” — Andrea L. Lisher

The U.S. economy generally outpaced other developed market nations throughout the twelve month reporting period and the U.S. expansion became the longest on record by the end of June 2019. However, growth in U.S. gross domestic product (GDP) slowed significantly to 2.1% in the second quarter of 2019 from 3.1% in the first quarter. At the same time, the U.S. unemployment rate remained below 4% for all but one month of the reporting period.

After reaching record highs in August and September 2018, U.S. equity prices tumbled sharply in December amid investor concerns about slowing global growth, unresolved U.S.-China trade tensions and expectations for further interest rate increases by the U.S. Federal Reserve (the “Fed”). For the month of December, the S&P 500 Index fell by 9.03%.

By the end of 2018, the Fed indicated it would enact fewer-than-expected interest rate increases in 2019. In January 2019, financial markets began to stabilize and started a rebound that would push equity prices back to record highs at the end of April and again by mid-June. For the twelve month reporting period, the S&P 500 returned 10.42%.

In certain other developed economies, economic growth remained sluggish. The 19-nation euro area experienced a decline in GDP growth from 1.2% in the first quarter of 2019 to 1.1% in the second quarter of 2019. Notably, manufacturing data weakened in 2019. However, unemployment continued to fall throughout the reporting period and the 7.5% euro area jobless rate by the end June 2019 was the lowest since the 2008-09 financial crisis.

In response to slowing economic expansion, the potential for slowing job growth and declining consumer confidence, European Central Bank President Mario Draghi said the bank would loosen monetary policy in the absence of improvement in the economy of the European Union. Meanwhile, the Bank of England held interest rates steady as U.K. GDP growth rebounded to 1.8% in the first quarter of 2019 from 1.4% in the final quarter of 2018. Political uncertainty surrounding negotiations for U.K.’s exit from the European Union continued throughout the reporting period and the inability of Theresa May to win Parliamentary support for her proposed Brexit plan preceded her resignation as prime minister in June. For the twelve month reporting period, the MSCI EAFE Index returned 1.60%.

Following signs of slowing growth, China unveiled a range of policies intended to stimulate domestic demand, including tax cuts, infrastructure spending and measures to support bank lending. However, slowing global demand and an increase in U.S. tariffs on Chinese-made goods continued to weigh on the economy of China as well certain of its trading partners across Asia. During the second half of the reporting period, emerging markets largely benefitted investor appetite for higher yielding assets. While the MSCI Emerging Markets Index returned 1.61% for reporting period, the Bloomberg Barclays Emerging Markets Aggregate Index returned 10.95%.

Subsequent to the end of the reporting period, the Fed cut its benchmark interest rate for the first time in eleven years. The central bank cited slowing global growth and “muted inflation pressures” in its accompanying statement.

We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop. We look forward to managing your investment needs for years to come. Thank you for entrusting J.P. Morgan Asset Management to manage assets on your behalf. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, J.P. Morgan Global Funds

J.P. Morgan Asset Management

JUNE 30, 2019	J.P. MORGAN FUNDS	1

JPMorgan Equity Premium Income Fund

FUND COMMENTARY

FOR THE PERIOD AUGUST 31, 2018 (inception date) THROUGH JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	6.15%
S&P 500 Index	3.10%
ICE BofAML 3-Month US Treasury Bill Index	1.97%

Net Assets as of 6/30/2019	$54,233,406

INVESTMENT OBJECTIVE**

The JPMorgan Equity Premium Income Fund (the “Fund”) seeks current income while maintaining prospects for capital appreciation.

HOW DID THE MARKETS PERFORM?

Global equity prices rebounded from two sharp sell-offs and U.S. equity largely outperformed both developed and emerging markets equity during the reporting period. Bond markets also generally provided positive returns, particularly in emerging markets and U.S. corporate debt.

Growth in corporate profits, low interest rates and the continued growth in the global economy bolstered financial markets throughout the reporting period. However, investor concerns about the direction of U.S. interest rates and rising trade tensions and signs of slowing economic activity in China and Europe helped fuel significant market downturns in late 2018 and again in May 2019.

Leading equity indexes plummeted in the second half of December 2018 amid slowing global economic growth, unresolved U.S.-China trade tensions and investor concerns over rising interest rates.

However, financial market volatility stabilized in January and U.S. equity prices rebounded over the next few months and returned to record high levels by April 2019. Prices for emerging markets debt and high yield bonds (also known as junk bonds) benefitted from investor demand for higher yields in fixed income markets. Global equity markets slumped in May 2019 and leading indexes in the U.S. and Asian developed markets, as well as emerging markets, dropped by more than 6%. However, global equity prices rebounded again in June.

Within U.S. equity, large cap and mid cap stocks generally outperformed small cap stocks and growth stock continued to outperform value stocks. Within fixed income, emerging markets debt largely outperformed both U.S. investment grade debt and high yield bonds for the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) and the ICE BofAML 3-Month US Treasury Bill

Index for the ten month period ended June 30, 2019. Relative to the Benchmark, the Fund’s overweight position in the utilities sector and its security selection in the industrials sector were leading contributors to performance, while the Fund’s security selection in the materials sector and its allocation to cash and cash equivalents, such as short-term money market securities, were leading detractors from relative performance.

Relative to the Benchmark, leading individual contributors to the Fund’s performance included its underweight positions in Apple Inc. and Nvidia Corp. and its overweight position in Waste Management Inc. Shares of Apple, a maker of smartphones, computers and related devices and services, fell after the company reduced its revenue forecast for the first quarter of 2019 amid slowing demand for its iPhones and related products. Shares of Nvidia, a semiconductors manufacturer not held by the Fund, fell amid weak demand for its specialty semiconductors during the reporting period. Shares of Waste Management, a waste collection and transport company, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2019.

Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight position in Microsoft Corp. and its overweight positions in Conagra Brands Inc. and Altria Group Inc. Shares of Microsoft, a provider of software and services, rose amid continued growth in earnings and revenue and its continued expansion into cloud computing and other technologies. Shares of Conagra Brands, a maker of processed and packaged foods, fell amid lower-than-expected results in 2018 and investor concerns over the company’s $10.4 billion acquisition of Pinnacle Foods. Shares of Altria Group, a manufacturer of tobacco products, fell amid a decline in cigarette sales during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund seeks to generate income through a combination of selling options and investing in large cap stocks and delivering monthly income from associated option premiums and stock dividends. The Fund’s portfolio managers employed a proprietary research process designed to identify what they believed were overvalued and undervalued stocks with attractive risk/return characteristics.

2	J.P. MORGAN FUNDS	JUNE 30, 2019

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	BNP Paribas, ELN, 47.42%, 8/2/2019, (linked to S&P 500 Index)	4.5%
2.	UBS AG, ELN, 39.9%, 7/26/2019, (linked to S&P 500 Index)	4.5
3.	HSBC Bank USA, NA, ELN, 49.6%, 7/12/2019, (linked to S&P 500 Index)	3.4
4.	Wells Fargo Bank, ELN, 40.5%, 7/8/2019, (linked to S&P 500 Index)	3.4
5.	Xcel Energy, Inc.	1.4
6.	PepsiCo, Inc.	1.4
7.	Mondelez International, Inc., Class A	1.4
8.	American Electric Power Co., Inc.	1.4
9.	Honeywell International, Inc.	1.4
10.	Microsoft Corp.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Convertible Bonds	15.8%
Financials	12.2
Industrials	12.0
Information Technology	9.9
Utilities	9.8
Health Care	9.8
Consumer Staples	9.4
Consumer Discretionary	7.7
Communication Services	4.3
Real Estate	3.8
Energy	3.0
Materials	2.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN FUNDS	3

JPMorgan Equity Premium Income Fund

FUND COMMENTARY

FOR THE PERIOD AUGUST 31, 2018 (inception date) THROUGH JUNE 30, 2019 (Unaudited)  (continued)

TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	August 31, 2018
With Sales Charge**		0.46%
Without Sales Charge		6.02
CLASS C SHARES	August 31, 2018
With CDSC***		4.50
Without CDSC		5.50
CLASS I SHARES	August 31, 2018	6.15
CLASS R5 SHARES	August 31, 2018	6.28
CLASS R6 SHARES	August 31, 2018	6.37

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (8/31/18 to 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2018.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Premium Income Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from August 31, 2018 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML

3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through April 7, 2019, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	JUNE 30, 2019

JPMorgan Equity Premium Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 82.6%

Aerospace & Defense — 3.1%

General Dynamics Corp.	3,870	703,644

Northrop Grumman Corp.	1,158	374,161

United Technologies Corp.	4,814	626,783

		1,704,588

Banks — 0.8%

BB&T Corp.	9,057	444,970

Beverages — 2.7%

Coca-Cola Co. (The)	13,944	710,029

PepsiCo, Inc.	5,833	764,881

		1,474,910

Capital Markets — 2.0%

CME Group, Inc.	1,977	383,755

Intercontinental Exchange, Inc.	8,120	697,833

		1,081,588

Chemicals — 1.6%

Celanese Corp.	3,625	390,775

Linde plc (United Kingdom)	1,589	319,071

RPM International, Inc.	2,271	138,781

		848,627

Commercial Services & Supplies — 0.9%

Waste Management, Inc.	4,083	471,056

Consumer Finance — 0.8%

American Express Co.	3,660	451,790

Containers & Packaging — 0.7%

Avery Dennison Corp.	3,229	373,531

Diversified Financial Services — 1.0%

Berkshire Hathaway, Inc., Class B*	2,529	539,107

Diversified Telecommunication Services — 1.2%

Verizon Communications, Inc.	11,073	632,601

Electric Utilities — 5.9%

American Electric Power Co., Inc.	8,557	753,102

Edison International	1,703	114,799

Exelon Corp.	13,127	629,308

FirstEnergy Corp.	6,213	265,978

NextEra Energy, Inc.	3,310	678,087

Xcel Energy, Inc.	12,887	766,648

		3,207,922

Electrical Equipment — 1.7%

Eaton Corp. plc	8,564	713,210

Emerson Electric Co.	3,319	221,444

		934,654

INVESTMENTS	SHARES	VALUE($)

Entertainment — 1.1%

Walt Disney Co. (The)	4,347	607,015

Equity Real Estate Investment Trusts (REITs) — 3.7%

AvalonBay Communities, Inc.	2,115	429,726

Boston Properties, Inc.	3,500	451,500

Equity Residential	2,805	212,955

Prologis, Inc.	4,041	323,684

Public Storage	1,141	271,752

VICI Properties, Inc.	6,281	138,433

Vornado Realty Trust	2,837	181,852

		2,009,902

Food & Staples Retailing — 0.6%

Costco Wholesale Corp.	1,270	335,610

Food Products — 2.4%

General Mills, Inc.	5,893	309,500

Hershey Co. (The)	1,806	242,058

Mondelez International, Inc., Class A	14,153	762,847

		1,314,405

Health Care Equipment & Supplies — 2.1%

Becton Dickinson and Co.	1,495	376,755

Medtronic plc	4,319	420,627

Zimmer Biomet Holdings, Inc.	2,783	327,671

		1,125,053

Health Care Providers & Services — 1.9%

Cigna Corp.	3,073	484,151

UnitedHealth Group, Inc.	2,216	540,726

		1,024,877

Hotels, Restaurants & Leisure — 1.9%

Darden Restaurants, Inc.	2,255	274,501

McDonald’s Corp.	1,306	271,204

Yum! Brands, Inc.	4,553	503,881

		1,049,586

Household Products — 1.7%

Kimberly-Clark Corp.	1,743	232,307

Procter & Gamble Co. (The)	6,462	708,558

		940,865

Industrial Conglomerates — 1.4%

Honeywell International, Inc.	4,298	750,388

Insurance — 7.3%

Allstate Corp. (The)	6,789	690,374

Arthur J Gallagher & Co.	5,156	451,614

Axis Capital Holdings Ltd.	6,137	366,072

Chubb Ltd.	4,632	682,247

Everest Re Group Ltd.	2,728	674,307

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	5

JPMorgan Equity Premium Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Insurance — continued

Hartford Financial Services Group, Inc. (The)	12,067	672,373

MetLife, Inc.	8,817	437,940

		3,974,927

Interactive Media & Services — 1.2%

Alphabet, Inc., Class A*	609	659,425

IT Services — 5.6%

Accenture plc, Class A	3,935	727,070

Automatic Data Processing, Inc.	4,363	721,335

Fiserv, Inc.*	6,831	622,714

Leidos Holdings, Inc.	2,841	226,854

Mastercard, Inc., Class A	1,084	286,750

Visa, Inc., Class A	2,456	426,239

		3,010,962

Life Sciences Tools & Services — 0.7%

Thermo Fisher Scientific, Inc.	1,282	376,498

Machinery — 2.6%

Cummins, Inc.	1,607	275,343

Ingersoll-Rand plc	5,014	635,123

PACCAR, Inc.	3,483	249,592

Snap-on, Inc.	1,396	231,234

		1,391,292

Media — 0.8%

Comcast Corp., Class A	9,598	405,803

Multi-Utilities — 3.7%

CMS Energy Corp.	11,763	681,195

Public Service Enterprise Group, Inc.	11,061	650,608

Sempra Energy	4,954	680,878

		2,012,681

Oil, Gas & Consumable Fuels — 2.9%

Chevron Corp.	3,582	445,744

ONEOK, Inc.	6,279	432,058

Phillips 66	4,692	438,890

TC Energy Corp. (Canada)	5,280	261,465

		1,578,157

Pharmaceuticals — 5.0%

Eli Lilly & Co.	5,882	651,667

Johnson & Johnson	4,748	661,301

Merck & Co., Inc.	8,262	692,769

Pfizer, Inc.	15,612	676,312

		2,682,049

Road & Rail — 2.1%

Norfolk Southern Corp.	3,523	702,240

Union Pacific Corp.	2,566	433,936

		1,136,176

INVESTMENTS	SHARES	VALUE($)

Semiconductors & Semiconductor Equipment — 2.0%

Analog Devices, Inc.	3,562	402,043

Texas Instruments, Inc.	6,002	688,790

		1,090,833

Software — 2.1%

Microsoft Corp.	5,546	742,942

Oracle Corp.	7,324	417,248

		1,160,190

Specialty Retail — 5.4%

Advance Auto Parts, Inc.	2,168	334,176

AutoZone, Inc.*	606	666,279

Home Depot, Inc. (The)	2,721	565,886

Ross Stores, Inc.	6,878	681,747

TJX Cos., Inc. (The)	12,951	684,849

		2,932,937

Textiles, Apparel & Luxury Goods — 0.3%

NIKE, Inc., Class B	1,620	135,999

Tobacco — 1.7%

Altria Group, Inc.	8,739	413,792

Philip Morris International, Inc.	6,297	494,503

		908,295

Total Common Stocks (Cost $41,101,610)		44,779,269

	PRINCIPAL AMOUNT($)
Equity-Linked Notes — 15.5%

BNP Paribas, ELN, 47.42%, 8/2/2019, (linked to S&P 500 Index) (a)	822	2,385,356

HSBC Bank USA, NA, ELN, 49.6%, 7/12/2019, (linked to S&P 500 Index) (a)	713	1,817,422

UBS AG, ELN, 39.9%, 7/26/2019, (linked to S&P 500 Index) (a)	823	2,382,703

Wells Fargo Bank, ELN, 40.5%, 7/8/2019, (linked to S&P 500 Index) (a)	713	1,815,888

Total Equity-Linked Notes (Cost $8,796,230)		8,401,369

Total Investments — 98.1% (Cost $49,897,840)		53,180,638
Other Assets Less Liabilities — 1.9%		1,052,768

Net Assets — 100.0%		54,233,406

Percentages indicated are based on net assets.

Abbreviations

ELN	Equity-Linked Note

(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	JUNE 30, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2019	J.P. MORGAN FUNDS	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019

JPMorgan Equity Premium Income Fund
ASSETS:
Investments in non-affiliates, at value	$53,180,638
Cash	856,108
Receivables:
Due from custodian	2,398,086
Investment securities sold	347,880
Fund shares sold	1,549
Interest from non-affiliates	244,694
Due from Adviser	53,254
Deferred offering costs	4,942

Total Assets	57,087,151

LIABILITIES:
Payables:
Investment securities purchased	2,822,235
Fund shares redeemed	53
Accrued liabilities:
Distribution fees	36
Service fees	10,929
Custodian and accounting fees	7,719
Other	12,773

Total Liabilities	2,853,745

Net Assets	$54,233,406

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	JUNE 30, 2019

JPMorgan Equity Premium Income Fund
NET ASSETS:
Paid-in-Capital	$54,381,610
Total distributable earnings (loss) (a)	(148,204)

Total Net Assets	$54,233,406

Net Assets:
Class A	$125,306
Class C	21,100
Class I	54,044,471
Class R5	21,256
Class R6	21,273

Total	$54,233,406

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	8,397
Class C	1,414
Class I	3,622,443
Class R5	1,425
Class R6	1,426

Net Asset Value (b):
Class A — Redemption price per share	$14.92
Class C — Offering price per share (c)	14.92
Class I — Offering and redemption price per share	14.92
Class R5 — Offering and redemption price per share	14.92
Class R6 — Offering and redemption price per share	14.92
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.75

Cost of investments in non-affiliates	$49,897,840

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(c)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	9

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED JUNE 30, 2019

JPMorgan Equity Premium Income Fund (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$2,652,400
Interest income from affiliates	646
Dividend income from non-affiliates	811,882
Dividend income from affiliates	19,729

Total investment income	3,484,657

EXPENSES:
Investment advisory fees	102,606
Administration fees	31,755
Distribution fees:
Class A	73
Class C	122
Service fees:
Class A	73
Class C	41
Class I	102,410
Class R5	17
Custodian and accounting fees	16,651
Interest expense to affiliates	1,519
Professional fees	99,479
Trustees’ and Chief Compliance Officer’s fees	18,830
Printing and mailing costs	11,011
Registration and filing fees	52,409
Transfer agency fees (See Note 2.G.)	1,608
Offering costs	22,389
Other	6,270

Total expenses	467,263

Less fees waived	(132,802)
Less expense reimbursements	(88,276)

Net expenses	246,185

Net investment income (loss)	3,238,472

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(3,431,726)
Investments in affiliates	60

Net realized gain (loss)	(3,431,666)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	3,282,798

Net realized/unrealized gains (losses)	(148,868)

Change in net assets resulting from operations	$3,089,604

(a)	Commencement of operations was August 31, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	JUNE 30, 2019

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

JPMorgan Equity Premium Income Fund
Period Ended June 30, 2019 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,238,472
Net realized gain (loss)	(3,431,666)
Change in net unrealized appreciation/depreciation	3,282,798

Change in net assets resulting from operations	3,089,604

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,321)
Class C	(1,172)
Class I	(3,248,055)
Class R5	(1,324)
Class R6	(1,340)

Total distributions to shareholders	(3,254,212)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	54,398,014

NET ASSETS:
Change in net assets	54,233,406
Beginning of period	—

End of period	$54,233,406

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$122,709
Distributions reinvested	2,321
Cost of shares redeemed	(63)

Change in net assets resulting from Class A capital transactions	$124,967

Class C
Proceeds from shares issued	$20,000
Distributions reinvested	1,172

Change in net assets resulting from Class C capital transactions	$21,172

Class I
Proceeds from shares issued	$51,119,943
Distributions reinvested	3,248,055
Cost of shares redeemed	(158,787)

Change in net assets resulting from Class I capital transactions	$54,209,211

Class R5
Proceeds from shares issued	$20,000
Distributions reinvested	1,324

Change in net assets resulting from Class R5 capital transactions	$21,324

Class R6
Proceeds from shares issued	$20,000
Distributions reinvested	1,340

Change in net assets resulting from Class R6 capital transactions	$21,340

Total change in net assets resulting from capital transactions	$54,398,014

(a)	Commencement of operations was August 31, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	11

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED (continued)

JPMorgan Equity Premium Income Fund
Period Ended June 30, 2019 (a)
SHARE TRANSACTIONS:
Class A
Issued	8,242
Reinvested	159
Redeemed	(4)

Change in Class A Shares	8,397

Class C
Issued	1,333
Reinvested	81

Change in Class C Shares	1,414

Class I
Issued	3,409,348
Reinvested	224,215
Redeemed	(11,120)

Change in Class I Shares	3,622,443

Class R5
Issued	1,334
Reinvested	91

Change in Class R5 Shares	1,425

Class R6
Issued	1,333
Reinvested	93

Change in Class R6 Shares	1,426

(a)	Commencement of operations was August 31, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	JUNE 30, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2019	J.P. MORGAN FUNDS	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (c)(d)
JPMorgan Equity Premium Income Fund
Class A
August 31, 2018 (g) through June 30, 2019	$15.00	$0.95	$(0.11)	$0.84	$(0.92)	$14.92	5.95%

Class C
August 31, 2018 (g) through June 30, 2019	15.00	0.85	(0.07)	0.78	(0.86)	14.92	5.50

Class I
August 31, 2018 (g) through June 30, 2019	15.00	0.94	(0.07)	0.87	(0.95)	14.92	6.15

Class R5
August 31, 2018 (g) through June 30, 2019	15.00	0.96	(0.08)	0.88	(0.96)	14.92	6.28

Class R6
August 31, 2018 (g) through June 30, 2019	15.00	0.97	(0.07)	0.90	(0.98)	14.92	6.37

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the periods indicated.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)

$125,306	0.85%	7.90%	1.80%	43%

21,100	1.35	7.14	2.26	43

54,044,471	0.60	7.89	1.13	43

21,256	0.45	8.04	1.36	43

21,273	0.35	8.14	1.26	43

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019

1. Organization

JPMorgan Trust IV (the “Trust”) was formed on November 11, 2015, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 11, 2015 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/ Non-Diversified
JPMorgan Equity Premium Income Fund	Class A, Class C, Class I, Class R5 and Class R6	Diversified

The investment objective of the Fund is to seek current income while maintaining prospects for capital appreciation.

The Fund commenced operations on August 31, 2018. Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class C, Class I, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

16	J.P. MORGAN FUNDS	JUNE 30, 2019

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$44,779,269	$8,401,369	$–	$53,180,638

(a)

Portfolio holdings designated as level 1 and level 2 are disclosed individually on the SOI. Level 2 consists of equity-linked notes. Please refer to the SOI for asset class specifics of portfolio holdings.

There were no transfers into and out of level 3 for the period ended June 30, 2019.

B. Securities Lending — Effective October 5, 2018, the Fund became authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e. a net payment to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

The Fund did not lend out any securities during the period August 31, 2018 through June 30, 2019.

JUNE 30, 2019	J.P. MORGAN FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

C. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund which is advised by the Adviser or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund’s distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchase cost amounts in the table below.

	For the period ended June 30, 2019
Security Description	Value at August 31, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares (a)	$—	$8,664,026	$8,664,086	$60	$—	$—	—	$3,084	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares (a)	—	65,204,374	65,204,374	—	—	—	—	16,645	—

Total	$—	$73,868,400	$73,868,460	$60	$—	$—		$19,729	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

D. Equity-Linked Notes — The Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publically listed or traded on an exchanged. ELNS are valued daily, under procedures adopted by the Board, based upon values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statement of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statement of Operations. The Fund records a realized gain or loss when ELN is sold or matures.

As of June 30, 2019, the Fund had outstanding ELNs as listed on the SOI.

E. Offering and Organizational Costs — Total offering costs of $27,331 incurred in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, are recorded as an expense at the time the Fund commenced operations. For the period ended June 30, 2019, total offering costs amortized were $22,389.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the period ended June 30, 2019 are as follows:

Class A	Class C	Class I	Class R5	Class R6	Total
$65	$64	$1,349	$65	$65	$1,608

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of June 30, 2019, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain, or since inception if shorter, subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are

18	J.P. MORGAN FUNDS	JUNE 30, 2019

permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(16,404)	$9,597	$6,807

The reclassifications for the Fund relate primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended June 30, 2019, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. Class I, Class R5 and Class R6 do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended June 30, 2019, JPMDS retained the following:

Front-End Sales Charge	CDSC
$147	$—

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R5
0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

JUNE 30, 2019	J.P. MORGAN FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates in the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R5	Class R6
0.85%	1.35%	0.60%	0.45%	0.35%

The expense limitation agreement was in effect for the period ended June 30, 2019 and is in place until at least August 31, 2019.

For the period ended June 30, 2019, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursement
$97,951	$31,742	$1,378	$131,071	$88,276

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the respective Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

The amount of waivers resulting from investments in these money market funds for the period ended June 30, 2019 was $1,731.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the period ended June 30, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$59,938,678	$18,203,457

During the period ended June 30, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2019 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$49,898,006	$4,162,601	$879,969	$3,282,632

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

20	J.P. MORGAN FUNDS	JUNE 30, 2019

The tax character of distributions paid during the period ended June 30, 2019 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$3,254,212	$—	$3,254,212

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$—	$(274,215)	$3,282,632

The cumulative timing differences primarily consist of post-October capital loss deferrals.

As of June 30, 2019, the Fund had the following net capital loss carryforwards:

Capital Loss Carryforward Character
Short-Term	Long-Term
$274,215	$—

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the period ended June 30, 2019, the Fund deferred to July 1, 2019 the following net capital losses of:

Net Capital Losses (Gains)
Short-Term	Long-Term
$3,157,846	$(7,369)

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the period ended June 30, 2019.

The Trust, along with certain other trusts (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. Effective August 13, 2019, the Fund was added to the Credit Facility. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

JUNE 30, 2019	J.P. MORGAN FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of June 30, 2019, the Fund had one individual shareholder and/or affiliated omnibus account, which represented 97.9% of the Fund’s outstanding shares.

The Fund’s investments in ELNs entail varying degrees of risks. The Fund is subject to loss of their full principal amount. In addition, the ELNs are subject to a stated maximum return which may limit the payment at maturity. The fund may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to the issuer’s ability to make payment at maturity; liquidity risk related to a lack of liquid market for these notes, preventing the funds from trading or selling the notes easily; and a greater degree of market risk than other types of debt securities because the investor bears the risk associated with the underlying financial instruments.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Fund’s net assets or results of operation.

In August 2018, the SEC adopted the Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Fund’s net assets or results of operation.

22	J.P. MORGAN FUNDS	JUNE 30, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust IV and Shareholders of JPMorgan Equity Premium Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Equity Premium Income Fund (one of the funds constituting JPMorgan Trust IV, referred to hereafter as the “Fund”) as of June 30, 2019, and the related statements of operations and of changes in net assets, including the related notes, and the financial highlights for the period August 31, 2018 (commencement of operations) through June 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, and the results of its operations, changes in its net assets and the financial highlights for the period August 31, 2018 (commencement of operations) through June 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

August 23, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

JUNE 30, 2019	J.P. MORGAN FUNDS	23

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	134	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	134	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	134	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	134	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	134	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	134	None

24	J.P. MORGAN FUNDS	JUNE 30, 2019

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	134	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	134	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	134	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	134	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	134	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	134	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	134	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

JUNE 30, 2019	J.P. MORGAN FUNDS	25

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (134 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Fund’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Fund’s financial statements and do not provide other services to the Fund. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

26	J.P. MORGAN FUNDS	JUNE 30, 2019

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019)* (formerly Assistant Secretary since 2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2019	J.P. MORGAN FUNDS	27

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2019, and continued to hold your shares at the end of the reporting period, June 30, 2019.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Premium Income Fund
Class A
Actual	$1,000.00	$1,139.90	$4.51	0.85%
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class C
Actual	1,000.00	1,136.90	7.15	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class I
Actual	1,000.00	1,141.10	3.19	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R5
Actual	1,000.00	1,142.00	2.39	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	1,142.50	1.86	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

28	J.P. MORGAN FUNDS	JUNE 30, 2019

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Dividends Received Deduction (DRD)

The Fund had 20.44% or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2019.

Qualified Dividend Income (QDI)

The Fund had $759,074, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2019.

JUNE 30, 2019	J.P. MORGAN FUNDS	29

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. June 2019.	AN-EPI-619

Annual Report

J.P. Morgan Funds

June 30, 2019

JPMorgan SmartSpendingSM 2050 Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

July 31, 2019 (Unaudited)

Dear Shareholders,

Even as the pace of growth slowed, the global economic expansion continued and financial markets largely provided positive returns for the twelve months ended June 30, 2019. Central banks in the U.S. and elsewhere moved to support continued economic expansion in 2019, and low interest rates, growth in corporate profits and general investor optimism added further support to both equity and bond markets.

“We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop.” — Andrea L. Lisher

The U.S. economy generally outpaced other developed market nations throughout the twelve month reporting period and the U.S. expansion became the longest on record by the end of June 2019. However, growth in U.S. gross domestic product (GDP) slowed significantly to 2.1% in the second quarter of 2019 from 3.1% in the first quarter. At the same time, the U.S. unemployment rate remained below 4% for all but one month of the reporting period.

After reaching record highs in August and September 2018, U.S. equity prices tumbled sharply in December amid investor concerns about slowing global growth, unresolved U.S.-China trade tensions and expectations for further interest rate increases by the U.S. Federal Reserve (the “Fed”). For the month of December, the S&P 500 Index fell by 9.03%.

By the end of 2018, the Fed indicated it would enact fewer-than-expected interest rate increases in 2019. In January 2019, financial markets began to stabilize and started a rebound that would push equity prices back to record highs at the end of April and again by mid-June. For the twelve month reporting period, the S&P 500 returned 10.42%.

In certain other developed economies, economic growth remained sluggish. The 19-nation euro area experienced a decline in GDP growth from 1.2% in the first quarter of 2019 to 1.1% in the second quarter of 2019. Notably, manufacturing data weakened in 2019. However, unemployment continued to fall throughout the reporting period and the 7.5% euro area jobless rate by the end June 2019 was the lowest since the 2008-09 financial crisis.

In response to slowing economic expansion, the potential for slowing job growth and declining consumer confidence, European Central Bank President Mario Draghi said the bank would loosen monetary policy in the absence of improvement in the economy of the European Union. Meanwhile, the Bank of England held interest rates steady as U.K. GDP growth rebounded to 1.8% in the first quarter of 2019 from 1.4% in the final quarter of 2018. Political uncertainty surrounding negotiations for U.K.’s exit from the European Union continued throughout the reporting period and the inability of Theresa May to win Parliamentary support for her proposed Brexit plan preceded her resignation as prime minister in June. For the twelve month reporting period, the MSCI EAFE Index returned 1.60%.

Following signs of slowing growth, China unveiled a range of policies intended to stimulate domestic demand, including tax cuts, infrastructure spending and measures to support bank lending. However, slowing global demand and an increase in U.S. tariffs on Chinese-made goods continued to weigh on the economy of China as well certain of its trading partners across Asia. During the second half of the reporting period, emerging markets largely benefitted investor appetite for higher yielding assets. While the MSCI Emerging Markets Index returned 1.61% for reporting period, the Bloomberg Barclays Emerging Markets Aggregate Index returned 10.95%.

Subsequent to the end of the reporting period, the Fed cut its benchmark interest rate for the first time in eleven years. The central bank cited slowing global growth and “muted inflation pressures” in its accompanying statement.

We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop. We look forward to managing your investment needs for years to come. Thank you for entrusting J.P. Morgan Asset Management to manage assets on your behalf. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, J.P. Morgan Global Funds

J.P. Morgan Asset Management

JUNE 30, 2019	J.P. MORGAN FUNDS	1

JPMorgan SmartSpendingSM 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	5.68%
Bloomberg Barclays U.S. Aggregate Index	7.87%
MSCI World Index (net of foreign withholding taxes)	6.33%
JPMorgan SmartSpending 2050 Fund Composite Benchmark	7.64%

Net Assets as of 6/30/2019	$30,549,011

INVESTMENT OBJECTIVE**

The JPMorgan SmartSpending 2050 Fund (the “Fund”) seeks to provide total return consisting of current income and capital appreciation.

HOW DID THE MARKET PERFORM?

Global equity prices rebounded from two sharp sell-offs and U.S. equity largely outperformed both developed and emerging markets equity during the reporting period. Bond markets also generally provided positive returns, particularly in emerging markets and U.S. corporate debt.

Growth in corporate profits, low interest rates and the continued growth in the global economy bolstered financial markets throughout the reporting period. However, investor concerns about the direction of U.S. interest rates, rising trade tensions and signs of slowing economic activity in China and Europe helped fuel significant market downturns in late 2018 and again in May 2019.

Leading equity indexes plummeted in the second half of December 2018 amid slowing global economic growth, unresolved U.S.-China trade tensions and investor concerns over rising interest rates.

However, financial market volatility stabilized in January 2019 and U.S. equity prices rebounded over the next few months and returned to record high levels by April 2019. Prices for emerging markets debt and high yield bonds (also known as junk bonds) benefitted from investor demand for higher yields in fixed income markets. Global equity markets slumped in May 2019 and leading indexes in the U.S. and Asian developed markets as well as emerging markets dropping by more than 6%. However, global equity prices rebounded again in June 2019.

Within U.S. equity, large cap and mid cap stocks generally outperformed small cap stocks and growth stocks continued to outperform value stocks. Within fixed income, emerging markets debt largely outperformed both U.S. investment grade debt and high yield bonds (also known as junk bonds) for the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Bloomberg Barclays U.S. Aggregate Index (the “Benchmark”) and the MSCI World Index (net of foreign withholding taxes) for the twelve months ended June 30, 2019. The Fund also underperformed the JPMorgan SmartSpending 2050 Fund Composite Benchmark (the “Composite Benchmark”), 40% MSCI World Index (net of foreign withholding taxes) and 60% Bloomberg Barclays U.S. Aggregate Index, over the same period.

Relative to the Benchmark, which does not include equity securities, the Fund’s allocation to global equity markets was a leading detractor from performance, mostly due to the underperformance of global equity relative to U.S. fixed income in the fourth quarter of 2018.

Relative to the MSCI World Index, which does not included debt securities, the Fund’s strategic allocation to fixed income securities and its tactical underweight position in global equity detracted from performance.

Relative to the Composite Benchmark, the Fund’s reduced exposure to global equity and its increased allocation to short-duration fixed income detracted from relative performance. Generally, bonds with shorter duration will experience a smaller increase in price when interest rates fall versus bonds with longer duration. The Fund’s move to an underweight position in global equity in the fourth quarter of 2018 helped relative performance.

HOW WAS THE PORTFOLIO POSITIONED?

The Fund invested in underlying J.P. Morgan Funds and third party exchange-traded funds to implement the Fund managers’ asset allocation decisions. The Fund’s portfolio managers used futures contracts in general to implement tactical asset allocations. The Fund’s tactical positioning resulted in an underweight exposure to global equity and increased exposure to allocation to high yield bonds and short duration fixed income. The Fund’s portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the Fund’s portfolio. Relative to its Composite Benchmark, the Fund invested in a broader range of asset classes.

2	J.P. MORGAN FUNDS	JUNE 30, 2019

PORTFOLIO COMPOSITION BY ASSET CLASS***
Fixed Income	75.3%
U.S. Equity	14.2
International Equity	6.2
Alternative Assets	1.7
U.S. Treasury Obligations	1.3
Short-Term Investments	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JUNE 30, 2019	J.P. MORGAN FUNDS	3

JPMorgan SmartSpendingSM 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	December 30, 2016
With Sales Charge*		0.69%	3.92%
Without Sales Charge		5.45	5.86
CLASS I SHARES	December 30, 2016	5.68	6.12
CLASS R2 SHARES	December 30, 2016	5.05	5.43
CLASS R3 SHARES	December 30, 2016	5.29	5.70
CLASS R4 SHARES	December 30, 2016	5.53	5.96
CLASS R5 SHARES	December 30, 2016	5.68	6.11
CLASS R6 SHARES	December 30, 2016	5.84	6.23

*	Sales Charge for Class A Shares is 4.50%.

LIFE OF FUND PERFORMANCE (12/30/16 to 6/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 30, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartSpendingSM 2050 Fund, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Bond Index and the SmartSpending 2050 Composite Benchmark from December 30, 2016 to June 30, 2019. The performance of the Fund may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index representing SEC-registered taxable and dollar denominated securities. It covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through, and asset-backed securities. The MSCI World Index (net of foreign withholding taxes) is a broad measure of the performance of developed countries’ equity markets. The JPMorgan SmartSpending 2050 Composite Benchmark is a composite benchmark of unmanaged indexes that includes 40% MSCI World Index (net of foreign withholding taxes) and 60% Bloomberg Barclays U.S. Aggregate Bond Index. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	JUNE 30, 2019

JPMorgan SmartSpendingSM 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 78.6%

Fixed Income — 62.4%

JPMorgan Core Bond Fund Class R6 Shares (a)	533,425	6,289,086

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	504,606	4,243,740

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	124,236	1,019,980

JPMorgan High Yield Fund Class R6 Shares (a)	382,859	2,768,070

JPMorgan Income Fund Class R6 Shares (a)	128,545	1,227,608

JPMorgan Managed Income Fund Class L Shares (a)	350,026	3,517,759

Total Fixed Income		19,066,243

International Equity — 3.5%

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	60,367	1,069,700

U.S. Equity — 12.7%

JPMorgan Equity Index Fund Class R6 Shares (a)	40,314	1,813,340

JPMorgan Growth Advantage Fund Class R6 Shares * (a)	24,838	574,999

JPMorgan U.S. Equity Fund Class R6 Shares (a)	58,761	938,414

JPMorgan Value Advantage Fund Class R6 Shares (a)	15,291	545,423

Total U.S. Equity		3,872,176

Total Investment Companies (Cost $23,022,433)		24,008,119

Exchange Traded Funds — 19.0%

Alternative Assets — 1.7%

Schwab U.S. REIT ETF	11,922	529,814

Fixed Income — 13.0%

iShares Core U.S. Aggregate Bond ETF	9,346	1,040,677

iShares TIPS Bond ETF	25,452	2,939,451

Total Fixed Income		3,980,128

International Equity — 2.7%

iShares Core MSCI EAFE ETF	6,922	425,011

iShares Core MSCI Emerging Markets ETF	7,657	393,876

Total International Equity		818,887

U.S. Equity — 1.6%

iShares Russell 2000 ETF	633	98,431

iShares Russell Mid-Cap ETF	6,754	377,346

Total U.S. Equity		475,777

Total Exchange Traded Funds (Cost $5,499,188)		5,804,606

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 1.3%

U.S. Treasury Notes 2.00%, 1/31/2020 (b) (Cost $403,712)	405,000	404,842

	SHARES
Short-term Investments — 1.3%

Investment Companies — 1.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (c) (Cost $393,354)	393,354	393,354

Total Investments — 100.2% (Cost $29,318,687)		30,610,921
Liabilities in Excess of Other Assets — (0.2)%		(61,910)

NET ASSETS — 100.0%		30,549,011

Percentages indicated are based on net assets.

Abbreviations

EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Security

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	5

JPMorgan SmartSpendingSM 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

Futures contracts outstanding as of June 30, 2019:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

S&P 500 E-Mini Index	3	09/2019	USD	441,600	6,821

S&P/TSX 60 Index	2	09/2019	CAD	298,240	2,222

U.S. Treasury 10 Year Note	18	09/2019	USD	2,302,313	47,921

					56,964

Short Contracts

Hang Seng Index	(1)	07/2019	HKD	(182,540)	(2,305)

EURO STOXX 50 Index	(16)	09/2019	EUR	(630,293)	(12,319)

SPI 200 Index	(2)	09/2019	AUD	(230,694)	(2,546)

TOPIX Index	(2)	09/2019	JPY	(287,808)	826

					(16,344)

					40,620

Abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
HKD	Hong Kong Dollar
JPY	Japanese Yen
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index
TSX	Tokyo Stock Exchange
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	JUNE 30, 2019

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2019	J.P. MORGAN FUNDS	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019

JPMorgan SmartSpendingSM 2050 Fund
ASSETS:
Investments in non-affiliates, at value	$6,209,448
Investments in affiliates, at value	24,401,473
Receivables:
Interest from non-affiliates	7,318
Dividends from affiliates	12,589
Variation margin on futures contracts	59,656
Due from Adviser	43,879

Total Assets	30,734,363

LIABILITIES:
Payables:
Due to custodian	11,918
Fund shares redeemed	130,652
Accrued liabilities:
Distribution fees	23
Service fees	2,243
Custodian and accounting fees	8,971
Audit fees	17,190
Printing & Postage fees	13,490
Other	865

Total Liabilities	185,352

Net Assets	$30,549,011

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	JUNE 30, 2019

JPMorgan SmartSpendingSM 2050 Fund
NET ASSETS:
Paid-in-Capital	$28,524,943
Total distributable earnings (loss) (a)	2,024,068

Total Net Assets	$30,549,011

Net Assets:
Class A	$23,058
Class I	30,410,614
Class R2	22,822
Class R3	22,964
Class R4	23,108
Class R5	23,193
Class R6	23,252

Total	$30,549,011

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,444
Class I	1,901,984
Class R2	1,432
Class R3	1,439
Class R4	1,446
Class R5	1,451
Class R6	1,454

Net Asset Value (b):
Class A — Redemption price per share	$15.97
Class I — Offering and redemption price per share	15.99
Class R2 — Offering and redemption price per share	15.94
Class R3 — Offering and redemption price per share	15.96
Class R4 — Offering and redemption price per share	15.98
Class R5 — Offering and redemption price per share	15.99
Class R6 — Offering and redemption price per share	16.00
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.72

Cost of investments in non-affiliates	$5,902,900
Cost of investments in affiliates	23,415,787

(a)

Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	9

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2019

JPMorgan SmartSpendingSM 2050 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$8,955
Dividend income from non-affiliates	180,558
Dividend income from affiliates	703,742

Total investment income	893,255

EXPENSES:
Investment advisory fees	105,173
Administration fees	23,463
Distribution fees:
Class A	55
Class R2	109
Class R3	55
Service fees:
Class A	55
Class I	74,792
Class R2	55
Class R3	55
Class R4	55
Class R5	22
Custodian and accounting fees	25,555
Professional fees	46,735
Trustees’ and Chief Compliance Officer’s fees	25,112
Printing and mailing costs	25,907
Registration and filing fees	94,737
Transfer agency fees (See Note 2.G.)	285
Other	11,865

Total expenses	434,085

Less fees waived	(176,344)
Less expense reimbursements	(201,580)

Net expenses	56,161

Net investment income (loss)	837,094

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	174,950
Investments in affiliates	101,553
Futures contracts	(32,453)
Foreign currency transactions	1,385

Net realized gain (loss)	245,435

Distributions of capital gains received from investment company affiliates	196,507

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(128,626)
Investments in affiliates	422,789
Futures contracts	94,931
Foreign currency translations	3,595

Change in net unrealized appreciation/depreciation	392,689

Net realized/unrealized gains (losses)	834,631

Change in net assets resulting from operations	$1,671,725

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	JUNE 30, 2019

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartSpendingSM 2050 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$837,094	$767,397
Net realized gain (loss)	245,435	575,667
Distributions of capital gains received from investment company affiliates	196,507	191,218
Change in net unrealized appreciation/depreciation	392,689	(261,376)

Change in net assets resulting from operations	1,671,725	1,272,906

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(975)	(561)
Class C (b)	—	(494)
Class I	(1,387,928)	(848,963)
Class R2	(889)	(506)
Class R3	(941)	(539)
Class R4	(993)	(573)
Class R5	(1,025)	(590)
Class R6	(1,046)	(606)

Total distributions to shareholders	(1,393,797)	(852,832)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(182,975)	(907,595)

NET ASSETS:
Change in net assets	94,953	(487,521)
Beginning of period	30,454,058	30,941,579

End of period	$30,549,011	$30,454,058

(a)

The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

Class A
From net investment income	$(324)
From net realized gains	(237)
Class C (b)
From net investment income	(259)
From net realized gains	(235)
Class I
From net investment income	(511,666)
From net realized gains	(337,297)
Class R2
From net investment income	(270)
From net realized gains	(236)
Class R3
From net investment income	(303)
From net realized gains	(236)
Class R4
From net investment income	(336)
From net realized gains	(237)
Class R5
From net investment income	(353)
From net realized gains	(237)
Class R6
From net investment income	(369)
From net realized gains	(237)

(b)	Liquidated on February 26, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	11

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartSpendingSM 2050 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$975	$561

Change in net assets resulting from Class A capital transactions	$975	$561

Class C (a)
Distributions reinvested	$—	$494
Cost of shares redeemed	—	(22,085)

Change in net assets resulting from Class C capital transactions	$—	$(21,591)

Class I
Distributions reinvested	$1,387,928	$848,963
Cost of shares redeemed	(1,576,772)	(1,738,342)

Change in net assets resulting from Class I capital transactions	$(188,844)	$(889,379)

Class R2
Distributions reinvested	$889	$506

Change in net assets resulting from Class R2 capital transactions	$889	$506

Class R3
Distributions reinvested	$941	$539

Change in net assets resulting from Class R3 capital transactions	$941	$539

Class R4
Distributions reinvested	$993	$573

Change in net assets resulting from Class R4 capital transactions	$993	$573

Class R5
Distributions reinvested	$1,025	$590

Change in net assets resulting from Class R5 capital transactions	$1,025	$590

Class R6
Distributions reinvested	$1,046	$606

Change in net assets resulting from Class R6 capital transactions	$1,046	$606

Total change in net assets resulting from capital transactions	$(182,975)	$(907,595)

(a)	Liquidated on February 26, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	JUNE 30, 2019

	JPMorgan SmartSpendingSM 2050 Fund
	Year Ended June 30, 2019	Year Ended June 30, 2018
SHARE TRANSACTIONS:
Class A
Reinvested	65	35

Change in Class A Shares	65	35

Class C (a)
Reinvested	—	30
Redeemed	—	(1,371)

Change in Class C Shares	—	(1,341)

Class I
Reinvested	92,616	52,789
Redeemed	(100,751)	(108,604)

Change in Class I Shares	(8,135)	(55,815)

Class R2
Reinvested	59	32

Change in Class R2 Shares	59	32

Class R3
Reinvested	63	33

Change in Class R3 Shares	63	33

Class R4
Reinvested	66	36

Change in Class R4 Shares	66	36

Class R5
Reinvested	69	36

Change in Class R5 Shares	69	36

Class R6
Reinvested	70	38

Change in Class R6 Shares	70	38

(a)	Liquidated on February 26, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartSpending 2050 Fund
Class A
Year Ended June 30, 2019	$15.86	$0.39	$0.42	$0.81	$(0.39)	$(0.31)	$(0.70)
Year Ended June 30, 2018	15.66	0.35	0.26	0.61	(0.24)	(0.17)	(0.41)
December 30, 2016 (h) through June 30, 2017	15.00	0.14	0.64	0.78	(0.12)	—	(0.12)

Class I
Year Ended June 30, 2019	15.87	0.44	0.42	0.86	(0.43)	(0.31)	(0.74)
Year Ended June 30, 2018	15.66	0.39	0.25	0.64	(0.26)	(0.17)	(0.43)
December 30, 2016 (h) through June 30, 2017	15.00	0.16	0.64	0.80	(0.14)	—	(0.14)

Class R2
Year Ended June 30, 2019	15.83	0.33	0.42	0.75	(0.33)	(0.31)	(0.64)
Year Ended June 30, 2018	15.66	0.29	0.25	0.54	(0.20)	(0.17)	(0.37)
December 30, 2016 (h) through June 30, 2017	15.00	0.11	0.64	0.75	(0.09)	—	(0.09)

Class R3
Year Ended June 30, 2019	15.85	0.37	0.42	0.79	(0.37)	(0.31)	(0.68)
Year Ended June 30, 2018	15.66	0.33	0.25	0.58	(0.22)	(0.17)	(0.39)
December 30, 2016 (h) through June 30, 2017	15.00	0.13	0.64	0.77	(0.11)	—	(0.11)

Class R4
Year Ended June 30, 2019	15.86	0.41	0.43	0.84	(0.41)	(0.31)	(0.72)
Year Ended June 30, 2018	15.66	0.37	0.25	0.62	(0.25)	(0.17)	(0.42)
December 30, 2016 (h) through June 30, 2017	15.00	0.15	0.64	0.79	(0.13)	—	(0.13)

Class R5
Year Ended June 30, 2019	15.87	0.44	0.42	0.86	(0.43)	(0.31)	(0.74)
Year Ended June 30, 2018	15.66	0.39	0.25	0.64	(0.26)	(0.17)	(0.43)
December 30, 2016 (h) through June 30, 2017	15.00	0.16	0.64	0.80	(0.14)	—	(0.14)

Class R6
Year Ended June 30, 2019	15.88	0.45	0.42	0.87	(0.44)	(0.31)	(0.75)
Year Ended June 30, 2018	15.66	0.41	0.25	0.66	(0.27)	(0.17)	(0.44)
December 30, 2016 (h) through June 30, 2017	15.00	0.17	0.64	0.81	(0.15)	—	(0.15)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the periods indicated.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	JUNE 30, 2019

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$15.97	5.45%	$23,058	0.43%		2.51%		1.71%		50%
15.86	3.90	21,866	0.43	(g)	2.21	(g)	1.70	(g)	30
15.66	5.23	21,050	0.45	(g)	1.85	(g)	3.76	(g)	8

15.99	5.75	30,410,614	0.19		2.79		1.44		50
15.87	4.12	30,322,835	0.19	(g)	2.46	(g)	1.36	(g)	30
15.66	5.36	30,794,263	0.19	(g)	2.09	(g)	1.26	(g)	8

15.94	5.05	22,822	0.85		2.13		1.97		50
15.83	3.46	21,731	0.85	(g)	1.80	(g)	2.00	(g)	30
15.66	5.02	21,009	0.84	(g)	1.44	(g)	4.09	(g)	8

15.96	5.29	22,964	0.60		2.38		1.72		50
15.85	3.74	21,813	0.60	(g)	2.05	(g)	1.75	(g)	30
15.66	5.15	21,035	0.59	(g)	1.69	(g)	3.82	(g)	8

15.98	5.60	23,108	0.35		2.63		1.47		50
15.86	3.96	21,895	0.35	(g)	2.30	(g)	1.50	(g)	30
15.66	5.27	21,060	0.35	(g)	1.94	(g)	3.57	(g)	8

15.99	5.74	23,193	0.20		2.78		1.32		50
15.87	4.11	21,942	0.21	(g)	2.44	(g)	1.36	(g)	30
15.66	5.35	21,076	0.20	(g)	2.09	(g)	3.43	(g)	8

16.00	5.84	23,252	0.10		2.88		1.23		50
15.88	4.24	21,976	0.10	(g)	2.55	(g)	1.25	(g)	30
15.66	5.40	21,086	0.10	(g)	2.19	(g)	3.33	(g)	8

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2019	J.P. MORGAN FUNDS	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019

1. Organization

JPMorgan Trust IV (the “Trust”) was formed on November 11, 2015, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 11, 2015 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan SmartSpendingSM 2050 Fund	Class A, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified

The investment objective of the Fund is to seek to provide total return consisting of current income and capital appreciation.

The Fund commenced operations on December 30, 2016.

Class A Shares generally provide for a front-end sales charge. No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

16	J.P. MORGAN FUNDS	JUNE 30, 2019

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$30,206,079	$404,842	$—	$30,610,921

Appreciation in Other Financial Instruments
Futures Contracts (a)	$57,790	$—	$—	$57,790

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(2,546)	$(14,624)	$—	$(17,170)

(a)

All portfolio holdings designated in level 1 and level 2 are disclosed individually on the SOI. Level 2 consists of foreign futures with equity reference obligations and a U.S. Treasury Note held as initial margin for futures contracts.

There were no transfers into and out of level 3 for the year ended June 30, 2019.

B. Futures Contracts — The Fund used treasury and index futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, maintain liquidity or minimize transaction costs. The Fund also buys futures contracts to invest incoming cash in the market or sells futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/ depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price and interest rate risks. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

JUNE 30, 2019	J.P. MORGAN FUNDS	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2019:

	Average Notional Balance		Ending Notional Balance
Long Futures Contracts:
Equity	$1,046,497		$739,840
Interest Rate	2,135,722		2,302,313

Short Futures Contracts:
Equity	825,930		1,331,335
Interest Rate	1,048,048	(a)	—

(a)	For the period July 1, 2018 through January 31, 2019.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Summary of Derivatives Information — The following table presents the value of derivatives held as of June 30, 2019, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$9,869
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	47,921

Total		$57,790

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(17,170)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the year ended June 30, 2019, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(123,650)
Interest rate contracts	91,197

Total	$(32,453)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(107)
Interest rate contracts	95,038

Total	$94,931

The Fund’s derivatives contracts held at June 30, 2019 are not accounted for as hedging instruments under GAAP.

D. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below.

18	J.P. MORGAN FUNDS	JUNE 30, 2019

	For the year ended June 30, 2019
Security Description	Value at June 30, 2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2019	Shares at June 30, 2019	Dividend Income	Capital Gain Distributions
JPMorgan Commodities Strategy Fund Class R6 Shares* (a)	$494,851	$—	$476,265	$(20,230)	$1,644	$—	—	$—	$—
JPMorgan Core Bond Fund Class R6 Shares (a)	5,828,240	797,302	606,867	(7,882)	278,293	6,289,086	533,425	177,243	5,601
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	3,140,912	1,265,441	325,804	(5,289)	168,480	4,243,740	504,606	113,554	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	907,176	957,101	878,198	(38,977)	72,878	1,019,980	124,236	16,212	—
JPMorgan Equity Index Fund Class R6 Shares (a)	2,193,385	439,293	955,369	167,127	(31,096)	1,813,340	40,314	30,382	4,778
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	1,072,446	1,249,690	2,273,617	(60,293)	11,774	—	—	49,583	—
JPMorgan Growth Advantage Fund Class R6 Shares* (a)	645,666	44,922	125,883	34,420	(24,126)	574,999	24,838	—	44,922
JPMorgan High Yield Fund Class R6 Shares (a)	2,717,806	810,778	775,928	(22,093)	37,507	2,768,070	382,859	163,831	—
JPMorgan Income Fund Class R6 Shares (a)	—	1,202,046	—	—	25,562	1,227,608	128,545	16,728	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	1,450,397	34,379	364,181	29,229	(80,124)	1,069,700	60,367	34,379	—
JPMorgan Managed Income Fund Class L Shares (a)	—	5,347,141	1,848,124	3,924	14,818	3,517,759	350,026	65,900	745
JPMorgan U.S. Equity Fund Class R6 Shares (a)	1,050,823	167,172	251,289	15,871	(44,163)	938,414	58,761	11,693	111,431
JPMorgan U.S. Government Money Market Fund Class IM Shares, 2.31% (a) (b)	1,009,019	3,709,448	4,325,113	—	—	393,354	393,354	12,553	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	567,227	145,184	164,076	5,746	(8,658)	545,423	15,291	11,684	29,030

Total	$21,077,948	$16,169,897	$13,370,714	$101,553	$422,789	$24,401,473		$703,742	$196,507

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2019.

E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

JUNE 30, 2019	J.P. MORGAN FUNDS	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the year ended June 30, 2019 are as follows:

	Class A	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Transfer agency fees	$8	$254	$4	$4	$4	$4	$7	$285

The Fund invests in Underlying Funds and ETFs and, as a result, bears a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of June 30, 2019, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain, or since inception if shorter, subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$1	$60,809	$(60,810)

The reclassifications for the Fund relate primarily to foreign currency gains or losses and investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.35% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2019, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

20	J.P. MORGAN FUNDS	JUNE 30, 2019

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class R2 and Class R3 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25%, 0.50% and 0.25% of the average daily net assets of Class A, Class R2 and Class R3 Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2019, JPMDS did not retain any front-end sales charges or CDSC.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee, except for Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class I	R2 Class	R3 Class	R4 Class	R5 Class
0.25%	0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Fund, Underlying Funds and ETFs (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses incurred by the Fund and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class I	R2 Class	R3 Class	R4 Class	R5 Class	R6 Class
0.74%	0.49%	1.15%	0.90%	0.65%	0.50%	0.40%

The expense limitation agreement was in effect for the year ended June 30, 2019 and is in place until at least October 31, 2019.

For the year ended June 30, 2019, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursement
$105,173	$23,455	$47,716	$176,344	$201,580

The Underlying Funds may impose separate advisory and servicing fees. To avoid charging a servicing fee at an effective rate above 0.25% for Class A, Class I, Class R2, Class R3 and Class R4 Shares and above 0.10% for Class R5 Shares, JPMDS may waive servicing fees with respect to the Fund in an amount equal to the weighted average pro-rata amount of servicing fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s servicing fees.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

JUNE 30, 2019	J.P. MORGAN FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The SEC has granted an exemptive order permitting the Fund to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$14,660,711	$14,347,495	$402,674	$359,775

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2019 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$29,377,663	$1,316,491	$42,613	$1,273,878

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and mark to market of futures contracts.

The tax character of distributions paid during the year ended June 30, 2019 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$1,078,615	$315,182	$1,393,797

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2018 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$774,083	$78,749	$852,832

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$405,267	$400,309	$1,234,385

The cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of futures contracts, trustee deferred compensation and straddle loss deferrals.

At June 30, 2019, the Fund did not have any net capital loss carryforwards.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended June 30, 2019 the Fund deferred to July 1, 2019 the following net capital losses of:

Net Capital Losses
Short-Term	Long-Term
$417	$—

22	J.P. MORGAN FUNDS	JUNE 30, 2019

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2019.

The Trust, along with certain other trusts (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. Effective August 14, 2018, the Fund was added to the Credit facility. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the year ended June 30, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of June 30, 2019, all of the Fund’s shares were held by the Adviser.

Because of the Fund’s investments in the Underlying Funds and ETFs, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in Individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as equity securities, foreign and emerging markets securities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Fund invests in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.

JUNE 30, 2019	J.P. MORGAN FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019 (continued)

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Fund’s net assets or results of operation.

In August 2018, the SEC adopted the Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Fund’s net assets or results of operation.

24	J.P. MORGAN FUNDS	JUNE 30, 2019

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust IV and Shareholders of JPMorgan SmartSpending 2050 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan SmartSpending 2050 Fund (one of the funds constituting JPMorgan Trust IV, referred to hereafter the “Fund) as of June 30, 2019, the related statement of operations for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the two years in the period ended June 30, 2019 and for the period December 30, 2016 (commencement of operations) through June 30, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the two years in the period ended June 30, 2019 and for the period December 30, 2016 (commencement of operations) through June 30, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 23, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

JUNE 30, 2019	J.P. MORGAN FUNDS	25

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	134	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	134	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	134	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	134	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	134	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	134	None

26	J.P. MORGAN FUNDS	JUNE 30, 2019

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	134	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	134	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	134	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	134	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	134	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	134	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	134	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

JUNE 30, 2019	J.P. MORGAN FUNDS	27

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (134 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Fund’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Fund’s financial statements and do not provide other services to the Fund. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

28	J.P. MORGAN FUNDS	JUNE 30, 2019

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019)* (formerly Assistant Secretary since 2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2019	J.P. MORGAN FUNDS	29

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2019, and continued to hold your shares at the end of the reporting period, June 30, 2019.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2019	Ending Account Value June 30, 2019	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartSpending 2050 Fund
Class A
Actual	$1,000.00	$1,080.50	$2.27	0.44%
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class I
Actual	1,000.00	1,081.90	0.98	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19
Class R2
Actual	1,000.00	1,078.50	4.38	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class R3
Actual	1,000.00	1,079.80	3.09	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R4
Actual	1,000.00	1,081.20	1.81	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Class R5
Actual	1,000.00	1,081.90	1.03	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Class R6
Actual	1,000.00	1,082.50	0.52	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

30	J.P. MORGAN FUNDS	JUNE 30, 2019

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Dividends Received Deduction (DRD)

The Fund had 6.04%, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2019.

Long-Term Capital Gain

The Fund distributed $315,182, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2019.

Qualified Dividend Income (QDI)

The Fund had $170,644, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2019.

JUNE 30, 2019	J.P. MORGAN FUNDS	31

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management businesses of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2019. All rights reserved. June 2019.	AN-SS2050-619

J.P. Morgan Funds

Annual Report

June 30, 2019

JPMorgan Value Plus Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategy and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

July 31, 2019 (Unaudited)

“We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop.”

                                 --Andrea L. Lisher

July 31, 2019

Dear Shareholders,

Even as the pace of growth slowed, the global economic expansion continued and financial markets largely provided positive returns for the twelve months ended June 30, 2019. Central banks in the U.S. and elsewhere moved to support continued economic expansion in 2019, and low interest rates, growth in corporate profits and general investor optimism added further support to both equity and bond markets.

The U.S. economy generally outpaced other developed market nations throughout the twelve month reporting period and the U.S. expansion became the longest on record by the end of June 2019. However, growth in U.S. gross domestic product (GDP) slowed significantly to 2.1% in the second quarter of 2019 from 3.1% in the first quarter. At the same time, the U.S. unemployment rate remained below 4% for all but one month of the reporting period.

After reaching record highs in August and September 2018, U.S. equity prices tumbled sharply in December amid investor concerns about slowing global growth, unresolved U.S.-China trade tensions and expectations for further interest rate increases by the U.S. Federal Reserve (the “Fed”). For the month of December, the S&P 500 Index fell by 9.03%.

By the end of 2018, the Fed indicated it would enact fewer-than-expected interest rate increases in 2019. In January 2019, financial markets began to stabilize and started a rebound that would push equity prices back to record highs at the end of April and again by mid-June. For the twelve month reporting period, the S&P 500 returned 10.42%.

In certain other developed economies, economic growth remained sluggish. The 19-nation euro area experienced a decline in GDP growth from 1.2% in the first quarter of 2019 to 1.1% in the second quarter of 2019. Notably, manufacturing data weakened in 2019. However, unemployment continued to fall throughout the reporting period and the 7.5% euro area jobless rate by the end June 2019 was the lowest since the 2008-09 financial crisis.

In response to slowing economic expansion, the potential for slowing job growth and declining consumer confidence, European Central Bank President Mario Draghi said the bank would loosen monetary policy in the absence of improvement in the economy of the European Union. Meanwhile, the Bank of England held interest rates steady as U.K. GDP growth rebounded to 1.8% in the first quarter of 2019 from 1.4% in the final quarter of 2018. Political uncertainty surrounding negotiations for U.K.’s exit from the European Union continued throughout the reporting period and the inability of Theresa May to win Parliamentary support for her proposed Brexit plan preceded her resignation as prime minister in June. For the twelve month reporting period, the MSCI EAFE Index returned 1.60%.

Following signs of slowing growth, China unveiled a range of policies intended to stimulate domestic demand, including tax cuts, infrastructure spending and measures to support bank lending. However, slowing global demand and an increase in U.S. tariffs on Chinese-made goods continued to weigh on the economy of China as well certain of its trading partners across Asia. During the second half of the reporting period, emerging markets largely benefitted investor appetite for higher yielding assets. While the MSCI Emerging Markets Index returned 1.61% for reporting period, the Bloomberg Barclays Emerging Markets Aggregate Index returned 10.95%.

Subsequent to the end of the reporting period, the Fed cut its benchmark interest rate for the first time in eleven years. The central bank cited slowing global growth and “muted inflation pressures” in its accompanying statement.

We believe that a well-diversified portfolio and a patient outlook may best allow investors to benefit from market opportunities presented by the current economic backdrop. We look forward to managing your investment needs for years to come. Thank you for entrusting J.P. Morgan Asset Management to manage assets on your behalf. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, J.P. Morgan Global Funds

J.P. Morgan Asset Management

JPMorgan Value Plus Fund

FUND SUMMARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	1.42%
Russell 1000 Value Index	8.46%

Net Assets as of 6/30/2019	$ 13,510,554

INVESTMENT OBJECTIVE**

The JPMorgan Value Plus Fund (the “Fund”) seeks to provide long-term capital appreciation.

HOW DID THE MARKETS PERFORM?

Equity prices rebounded from two sharp sell-offs and U.S. equity largely outperformed both developed and emerging markets equity during the reporting period.

Growth in corporate profits, low interest rates and the continued growth in the global economy bolstered financial markets throughout the reporting period. However, investor concerns about the direction of U.S. interest rates and rising trade tensions and signs of slowing economic activity in China and Europe helped fuel significant market downturns in late 2018 and again in May 2019.

Leading equity indexes plummeted in the second half of December 2018 amid slowing global economic growth, unresolved U.S.-China trade tensions and investor concerns over rising interest rates.

However, financial market volatility stabilized in January 2019 and U.S. equity prices rebounded over the next few months and returned to record high levels by April 2019. Global equity markets slumped in May 2019 and leading indexes in the U.S. and Asian developed markets, as well as in emerging markets, dropped by more than 6%. However, global equity prices rebounded again in June 2019.

Within U.S. equity, large cap and mid cap stocks generally outperformed small cap stocks and growth stocks continued to outperform value stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2019. Relative to the Benchmark, the Fund’s underweight position and security selection in the pharmaceuticals/medical technology sector and its security selection in the energy sector were leading detractors from performance. The Fund’s security selection in the telecommunications sector and the software & services sector was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in U.S. Steel Corp., Mohawk Industries Inc. and Eastman Chemical Co. Shares of U.S. Steel, a steelmaker, fell amid investor expectations for slowing global economic growth and weakening demand for steel. Shares of Mohawk Industries, a maker of commercial and residential flooring, fell after the company reported lower-than-expected revenue for the first quarter of 2019. Shares of Eastman Chemical, a specialty chemical manufacturer, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2019.

JPMorgan Value Plus Fund

FUND SUMMARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

Leading individual contributors to relative performance included the Fund’s overweight positions in FMC Corp. and Crown Holdings Inc. and its short position in Kroger Co. Shares of FMC, a diversified chemicals manufacturer, rose after the company raised its earnings and revenue forecasts for the second quarter and full year 2019. Shares of Crown Holdings, a consumer products packaging maker not held in the Benchmark, rose after the company reported earnings and revenue growth for the first quarter of 2019 and reaffirmed its forecast for the full year 2019. Shares of Kroger, a department store and supermarkets operator, fell after it reported lower-than-expected earnings for the fourth quarter of 2018.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a research-driven approach to identify what they believed were undervalued securities in each sector of the U.S. equity market.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1. FMC Corp.	4.2%
2. Comcast Corp., Class A	4.1
3. Pfizer, Inc.	2.5
4. Ventas, Inc.	2.5
5. Berkshire Hathaway, Inc., Class B	2.4
6. Anadarko Petroleum Corp.	2.3
7. Philip Morris International, Inc.	2.3
8. Cigna Corp.	1.9
9. Merck & Co., Inc.	1.9
10. Charter Communications, Inc., Class A	1.8

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****

1. Westlake Chemical Corp.	7.0%
2. Kroger Co. (The)	6.8
3. LyondellBasell Industries NV, Class A	5.5
4. Acuity Brands, Inc.	5.3
5. Albemarle Corp.	5.2
6. Simon Property Group, Inc.	4.7
7. Torchmark Corp.	4.1
8. Walgreens Boots Alliance, Inc.	3.6
9. Starbucks Corp.	3.1
10. Ball Corp.	2.6

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***

Financials	18.1%
Health Care	16.8
Materials	8.5
Energy	8.4
Real Estate	7.9
Communication Services	7.7
Consumer Staples	7.7
Consumer Discretionary	7.0
Industrials	5.7
Utilities	5.4
Information Technology	3.7
Short-Term Investments	3.1

JPMorgan Value Plus Fund

FUND SUMMARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****

Materials	23.9%
Consumer Discretionary	15.1
Industrials	14.9
Consumer Staples	10.4
Information Technology	8.9
Health Care	7.5
Real Estate	7.5
Financials	5.5
Energy	4.4
Communication Services	1.9

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of June 30, 2019. The Fund’s portfolio composition is subject to change.

JPMorgan Value Plus Fund

FUND SUMMARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2019

	INCEPTION DATE
	OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2016
With Sales Charge*		(4.16)%	8.87%
Without Sales Charge		1.14	10.96
CLASS C SHARES	August 31, 2016
With CDSC**		(0.36)	10.40
Without CDSC		0.64	10.40
CLASS I SHARES	August 31, 2016	1.42	11.24

* Sales Charge for Class A Shares is 5.25%.

** Assumes a 1% CDSC (contingent deferred sales charge) for the one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/16 TO 06/30/19)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

JPMorgan Value Plus Fund

FUND SUMMARY

TWELVE MONTHS ENDED JUNE 30, 2019 (Unaudited) (continued)

The Fund commenced operations on August 31, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Value Plus Fund and the Russell 1000 Value Index from August 31, 2016 to June 30, 2019. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Since the Fund’s inception, it has not experienced any shareholder activity. If shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JPMorgan Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019

Investments	Shares	Value ($)

LONG POSITIONS - 120.2%

COMMON STOCKS - 116.4%

Aerospace & Defense - 3.4%
Arconic, Inc.	2,500	64,550
General Dynamics Corp.	1,432	260,366
Northrop Grumman Corp.	400	129,244

		454,160

Airlines - 1.5%
Southwest Airlines Co.	4,073	206,827

Banks - 9.2%
Bank of America Corp.	8,900	258,100
Chemical Financial Corp.	1,135	46,660
Citizens Financial Group, Inc.	4,165	147,274
East West Bancorp, Inc.	2,889	135,119
Huntington Bancshares, Inc.	8,602	118,880
KeyCorp(a)	12,270	217,792
Synovus Financial Corp.	1,238	43,330
US Bancorp	5,200	272,480

		1,239,635

Beverages - 2.1%
Coca-Cola Co. (The)	2,270	115,588
Constellation Brands, Inc., Class A	825	162,476

		278,064

Biotechnology - 1.8%
Alexion Pharmaceuticals, Inc.*	310	40,604
Celgene Corp.*	1,300	120,172
Gilead Sciences, Inc.	1,300	87,828

		248,604

Building Products - 0.5%
Owens Corning	1,135	66,057

Capital Markets - 3.0%
BlackRock, Inc.	200	93,860
Intercontinental Exchange, Inc.	722	62,049
Morgan Stanley(a)	5,845	256,069

		411,978

Chemicals - 8.1%
Celanese Corp.	500	53,900
DuPont de Nemours, Inc.	2,900	217,703
Eastman Chemical Co.(a)	739	57,516
FMC Corp.(a)	8,188	679,194
Linde plc (United Kingdom)	413	82,930

		1,091,243

Consumer Finance - 1.2%
Capital One Financial Corp.	1,838	166,780

Containers & Packaging - 1.8%
Crown Holdings, Inc.*	4,024	245,866

Diversified Financial Services - 2.9%
Berkshire Hathaway, Inc., Class B*(a)	1,816	387,117

Investments	Shares	Value ($)
Diversified Telecommunication Services - 1.0%
Verizon Communications, Inc.	2,300	131,399

Electric Utilities - 6.5%
American Electric Power Co., Inc.	2,532	222,841
Edison International	2,573	173,446
Exelon Corp.	3,500	167,790
NextEra Energy, Inc.(a)	1,100	225,346
Xcel Energy, Inc.	1,400	83,286

		872,709

Electrical Equipment - 0.4%
Eaton Corp. plc	603	50,218

Equity Real Estate Investment Trusts (REITs) - 9.5%
Empire State Realty Trust, Inc., Class A	8,700	128,847
Equinix, Inc.	100	50,429
Gaming and Leisure Properties, Inc.	1,100	42,878
HCP, Inc.	8,200	262,236
JBG SMITH Properties	1,600	62,944
Public Storage	300	71,451
SL Green Realty Corp.	2,400	192,888
Ventas, Inc.	6,000	410,100
VICI Properties, Inc.	3,095	68,214

		1,289,987

Food & Staples Retailing - 1.7%
Sprouts Farmers Market, Inc.*	3,611	68,212
Walmart, Inc.	1,500	165,735

		233,947

Food Products - 2.2%
Conagra Brands, Inc.	1,500	39,780
General Mills, Inc.	2,000	105,040
Lamb Weston Holdings, Inc.	2,300	145,728

		290,548

Health Care Equipment & Supplies - 5.9%
Becton Dickinson and Co.	1,100	277,211
Boston Scientific Corp.*	5,638	242,321
Zimmer Biomet Holdings, Inc.(a)	2,347	276,336

		795,868

Health Care Providers & Services - 5.0%
Cigna Corp.(a)	1,960	308,798
DaVita, Inc.*	2,476	139,300
Laboratory Corp. of America Holdings*	500	86,450
UnitedHealth Group, Inc.	600	146,406

		680,954

Hotels, Restaurants & Leisure - 2.0%
Norwegian Cruise Line Holdings Ltd.*	3,818	204,759
Yum! Brands, Inc.	619	68,505

		273,264

Household Durables - 3.0%
Lennar Corp., Class A(a)	2,701	130,891
Mohawk Industries, Inc.*	1,900	280,193

		411,084

Household Products - 0.5%
Energizer Holdings, Inc.	1,800	69,552

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

Investments	Shares	Value ($)
Insurance - 5.5%
Everest Re Group Ltd.	619	153,005
Hartford Financial Services Group, Inc. (The)	1,032	57,503
MetLife, Inc.	5,469	271,645
RenaissanceRe Holdings Ltd. (Bermuda)	929	165,371
Travelers Cos., Inc. (The)	613	91,656

		739,180

Interactive Media & Services - 0.8%
Alphabet, Inc., Class C*	103	111,334

Internet & Direct Marketing Retail - 1.8%
Expedia Group, Inc.	1,845	245,440

IT Services - 2.1%
Cognizant Technology Solutions Corp., Class A	3,400	215,526
Fidelity National Information Services, Inc.	600	73,608

		289,134

Leisure Products - 0.7%
Brunswick Corp.	1,960	89,944

Life Sciences Tools & Services - 1.0%
PRA Health Sciences, Inc.*	1,400	138,810

Machinery - 1.1%
Stanley Black & Decker, Inc.	1,035	149,671

Media - 7.5%
Altice USA, Inc., Class A*	2,137	52,036
Charter Communications, Inc., Class A*(a)	722	285,320
Comcast Corp., Class A(a)	15,945	674,155

		1,011,511

Metals & Mining - 0.3%
Alumina Ltd., ADR (Australia)	5,595	36,479

Oil, Gas & Consumable Fuels - 10.1%
Anadarko Petroleum Corp.	5,300	373,968
Chevron Corp.(a)	2,200	273,768
Concho Resources, Inc.	2,373	244,846
Marathon Petroleum Corp.	3,467	193,736
Phillips 66	700	65,478
Pioneer Natural Resources Co.(a)	1,404	216,020

		1,367,816

Pharmaceuticals - 6.4%
Allergan plc	19	3,181
Bristol-Myers Squibb Co.	1,300	58,955
Eli Lilly & Co.	844	93,507
Merck & Co., Inc.(a)	3,600	301,860
Pfizer, Inc.(a)	9,536	413,100

		870,603

Semiconductors & Semiconductor Equipment - 0.5%
Teradyne, Inc.	1,400	67,074

Investments	Shares	Value ($)
Software - 1.8%
LogMeIn, Inc.	400	29,472
Microsoft Corp.	626	83,859
Oracle Corp.	2,189	124,707

		238,038

Specialty Retail - 0.8%
Advance Auto Parts, Inc.	300	46,242
AutoNation, Inc.*	1,548	64,923

		111,165

Tobacco - 2.8%
Philip Morris International, Inc.	4,745	372,625

TOTAL COMMON STOCKS (Cost $14,891,696)		15,734,685

SHORT-TERM INVESTMENTS - 3.8%

INVESTMENT COMPANIES - 3.8%
JPMorgan Prime Money Market Fund Class IM Shares, 2.46%(b)(c)(Cost $508,812)	508,659	508,862

TOTAL LONG POSITIONS (Cost $15,400,508)		16,243,547

SHORT POSITIONS - (19.5)%

COMMON STOCKS - (19.5)%

Air Freight & Logistics - (0.3)%
CH Robinson Worldwide, Inc.	(420)	(35,427)

Automobiles - (0.5)%
Tesla, Inc.*	(292)	(65,250)

Banks - (0.3)%
First Financial Bankshares, Inc.	(1,200)	(36,948)

Biotechnology - (0.3)%
AbbVie, Inc.	(638)	(46,395)

Chemicals - (3.7)%
Albemarle Corp.	(1,935)	(136,243)
LyondellBasell Industries NV, Class A	(1,670)	(143,837)
PPG Industries, Inc.	(300)	(35,013)
Westlake Chemical Corp.	(2,630)	(182,680)

		(497,773)

Communications Equipment - (0.2)%
Cisco Systems, Inc.	(469)	(25,668)

Containers & Packaging - (0.5)%
Ball Corp.	(970)	(67,890)

SEE NOTES TO FINANCIAL STATEMENTS.

JPMorgan Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2019 (continued)

Investments	Shares	Value ($)
Electrical Equipment - (1.0)%
Acuity Brands, Inc.	(1,012)	(139,565)

Energy Equipment & Services - (0.4)%
Helmerich & Payne, Inc.	(750)	(37,965)
Schlumberger Ltd.	(475)	(18,876)

		(56,841)

Equity Real Estate Investment Trusts (REITs) - (1.4)%
Simon Property Group, Inc.	(771)	(123,175)
Tanger Factory Outlet Centers, Inc.	(2,304)	(37,348)
Xenia Hotels & Resorts, Inc.	(1,722)	(35,903)

		(196,426)

Food & Staples Retailing - (2.0)%
Kroger Co. (The)	(8,276)	(179,672)
Walgreens Boots Alliance, Inc.	(1,716)	(93,814)

		(273,486)

Health Care Equipment & Supplies - (1.1)%
Baxter International, Inc.	(618)	(50,614)
Edwards Lifesciences Corp.*	(269)	(49,695)
Stryker Corp.	(244)	(50,162)

		(150,471)

Hotels, Restaurants & Leisure - (0.7)%
Chipotle Mexican Grill, Inc.*	(18)	(13,192)
Starbucks Corp.	(977)	(81,902)

		(95,094)

Insurance - (0.8)%
Torchmark Corp.	(1,199)	(107,263)

Interactive Media & Services - (0.4)%
Snap, Inc., Class A*	(3,553)	(50,808)

Internet & Direct Marketing Retail - (0.3)%
Booking Holdings, Inc.*	(19)	(35,619)

IT Services - (0.3)%
Paychex, Inc.	(478)	(39,335)

Machinery - (0.7)%
Caterpillar, Inc.	(449)	(61,194)
Deere & Co.	(198)	(32,811)

		(94,005)

Multiline Retail - (0.5)%
Kohl’s Corp.	(719)	(34,189)
Target Corp.	(346)	(29,967)

		(64,156)

Oil, Gas & Consumable Fuels - (0.4)%
ConocoPhillips	(999)	(60,939)

Paper & Forest Products - (0.5)%
Domtar Corp.	(1,446)	(64,390)

Road & Rail - (0.9)%
CSX Corp.	(694)	(53,695)
Norfolk Southern Corp.	(132)	(26,312)
Uber Technologies, Inc.*	(922)	(42,762)

		(122,769)

Investments	Shares	Value ($)
Software - (0.8)%
Citrix Systems, Inc.	(655)	(64,282)
Splunk, Inc.*	(316)	(39,737)

		(104,019)

Specialty Retail - (0.4)%
Bed Bath & Beyond, Inc.	(4,589)	(53,324)

Technology Hardware, Storage & Peripherals - (0.5)%
Apple, Inc.	(327)	(64,720)

Textiles, Apparel & Luxury Goods - (0.6)%
Canada Goose Holdings, Inc. (Canada)*	(1,328)	(51,433)
Lululemon Athletica, Inc.*	(184)	(33,159)

		(84,592)

TOTAL COMMON STOCKS (Proceeds $(2,778,538))		(2,633,173)

TOTAL SHORT POSITIONS (Proceeds $(2,778,538))		(2,633,173)

Total Investments - 100.7% (Cost $12,621,970)		13,610,374
Liabilities in Excess of Other Assets - (0.7)%		(99,820)

Net Assets - 100.0%		13,510,554

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is $3,924,151.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2019.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2019

JPMorgan Value Plus Fund

ASSETS:
Investments in non-affiliates, at value	$15,734,685
Investments in affiliates, at value	508,862
Cash	1,153
Receivables:
Investment securities sold	362,732
Dividends from non-affiliates	25,080
Dividends from affiliates	34
Due from Adviser	752

Total Assets	16,633,298

LIABILITIES:
Payables:
Securities sold short, at value	2,633,173
Dividend expense to non-affiliates on securities sold short	2,392
Investment securities purchased	441,338
Interest expense to non-affiliates on securities sold short	1,116
Accrued liabilities:
Distribution fees	21
Service fees	1,408
Custodian and accounting fees	9,771
Other	33,525

Total Liabilities	3,122,744

Net Assets	$13,510,554

NET ASSETS:
Paid-in-Capital	$12,706,427
Total distributable earnings (loss) (a)	804,127

Total Net Assets	$13,510,554

Net Assets:
Class A	$26,841
Class C	26,465
Class I	13,457,248

Total	$13,510,554

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,649
Class C	1,633
Class I	825,223

Net Asset Value (b):
Class A - Redemption price per share	$16.28
Class C - Offering price per share (c)	16.21
Class I - Offering and redemption price per share	16.31
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$17.18

Cost of investments in non-affiliates	$14,891,696
Cost of investments in affiliates	508,812
Proceeds from securities sold short	2,778,538

(a) Total distributable earnings have been aggregated to conform to the current presentation requirements for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8.

(b) Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(c) Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2019

JPMorgan Value Plus Fund

INVESTMENT INCOME:
Interest income from non-affiliates	$1
Dividend income from non-affiliates	314,796
Dividend income from affiliates	8,537

Total investment income	323,334

EXPENSES:
Investment advisory fees	99,767
Administration fees	10,389
Distribution fees:
Class A	66
Class C	196
Service fees:
Class A	66
Class C	66
Class I	33,124
Custodian and accounting fees	25,714
Professional fees	59,024
Trustees’ and Chief Compliance Officer’s fees	24,915
Printing and mailing costs	9,726
Registration and filing fees	237
Transfer agency fees (See Note 2.G.)	397
Other	4,948
Dividend expense to non-affiliates on securities sold short	48,036
Interest expense to non-affiliates on securities sold short	13,574

Total expenses	330,245

Less fees waived	(135,863)
Less expense reimbursements	(6,865)

Net expenses	187,517

Net investment income (loss)	135,817

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(71,402)
Investments in affiliates	13
Securities sold short	(117,457)

Net realized gain (loss)	(188,846)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	101,602
Investments in affiliates	50
Securities sold short	136,289

Change in net unrealized appreciation/depreciation	237,941

Net realized/unrealized gains (losses)	49,095

Change in net assets resulting from operations	$184,912

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Value Plus Fund
	Year Ended	Year Ended
	June 30, 2019	June 30, 2018

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$135,817	$102,506
Net realized gain (loss)	(188,846)	1,350,617
Change in net unrealized appreciation/depreciation	237,941	(447,809)

Change in net assets resulting from operations	184,912	1,005,314

DISTRIBUTIONS TO SHAREHOLDERS: (a)
Class A	(2,052)	(3,178)
Class C	(1,909)	(3,052)
Class I	(1,058,642)	(1,614,779)

Total distributions to shareholders	(1,062,603)	(1,621,009)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,058,247	1,621,009

NET ASSETS:
Change in net assets	180,556	1,005,314
Beginning of period	13,329,998	12,324,684

End of period	$13,510,554	$13,329,998

(a) The prior period distributions have been reclassified to conform to current period presentation for the adoption of the Securities and Exchange Commission’s Disclosure Update and Simplification Rule. See Note 8. Prior period balances were as follows:

Class A

From net investment income	$(134)

From net realized gains	(3,044)

Class C

From net investment income	(11)

From net realized gains	(3,041)

Class I

From net investment income	(97,632)

From net realized gains	(1,517,147)

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan Value Plus Fund
	Year Ended	Year Ended
	June 30, 2019	June 30, 2018

CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	2,052	3,178

Change in net assets resulting from Class A capital transactions	$2,052	$3,178

Class C
Distributions reinvested	1,909	3,052

Change in net assets resulting from Class C capital transactions	$1,909	$3,052

Class I
Proceeds from shares issued	$282,500	$792,738
Distributions reinvested	1,058,642	1,614,779
Cost of shares redeemed	(286,856)	(792,738)

Change in net assets resulting from Class I capital transactions	$1,054,286	$1,614,779

Total change in net assets resulting from capital transactions	$1,058,247	$1,621,009

SHARE TRANSACTIONS:
Class A
Reinvested	136	178

Change in Class A Shares	136	178

Class C
Reinvested	127	172

Change in Class C Shares	127	172

Class I
Issued	18,016	41,701
Reinvested	69,919	90,035
Redeemed	(18,294)	(41,701)

Change in Class I Shares	69,641	90,035

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED JUNE 30, 2019

JPMorgan
Value Plus Fund

INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$184,912
Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(31,593,185)
Proceeds from disposition of investment securities	30,812,207
Covers of investment securities sold short	(2,987,056)
Proceeds from investment securities sold short	3,693,458
Purchases of short-term investments — affiliates, net	(42,532)
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	(101,602)
Change in unrealized (appreciation)/depreciation on investments in affiliates	(50)
Change in unrealized (appreciation)/depreciation on investment securities sold short	(136,289)
Net realized (gain)/loss on investments in non-affiliates	71,402
Net realized (gain)/loss on investments in affiliates	(13)
Net realized (gain)/loss on securities sold short	117,457
Decrease in dividends receivable from affiliates	354
Increase in dividends receivable from non-affiliates	(14,463)
Increase in due from Adviser	(752)
Decrease in dividend expense to non-affiliates on securities sold short	(285)
Increase in interest expense to non-affiliates on securities sold short	71
Decrease in investment advisory fees payable	(8,480)
Decrease in distribution fees payable	(1)
Increase in service fees payable	1,408
Increase in custodian and accounting fees payable	5,157
Increase in other accrued expenses payable	3,792

Net cash provided (used) by operating activities	5,510

Cash flows provided (used) by financing activities:
Decrease in due to custodian	(1)
Proceeds from shares issued	282,500
Payment for shares redeemed	(286,856)

Net cash provided (used) by financing activities	(4,357)

Cash:
Net increase (decrease) in unrestricted and restricted cash, foreign currency and deposits at broker	1,153
Restricted and unrestricted cash and foreign currency at beginning of period	-

Restricted and unrestricted cash and foreign currency at end of period	$1,153

Supplemental disclosure of cash flow information:

For the year ended June 30, 2019 the Fund paid $13,503 in interest expense.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

Reconciliation of restricted and unrestricted cash at the end of period to the Statement of Assets and Liabilities:

	June 30, 2018	June 30, 2019
Cash	$ -	$ 1,153

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance								Ratios/Supplemental data
		Investment operations			Distributions						Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (including dividend and interest expense for securities sold short) (e)(f)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)	Portfolio turnover rate (excluding securities sold short) (c)	Portfolio turnover rate (including securities sold short) (c)
JPMorgan Value Plus Fund
Class A
Year Ended June 30, 2019	$17.54	$0.13	$(0.04)	$0.09	$(0.09)	$ (1.26)	$ (1.35)	$16.28	1.14%	$26,841	1.65%	0.77%	3.05%	205%	231%
Year Ended June 30, 2018	18.42	0.10	1.39	1.49	(0.09)	(2.28)	(2.37)	17.54	7.89	26,539	1.58(g)	0.52 (g)	3.24(g)	115	133
August 31, 2016 (h) through June 30, 2017	15.00	0.06	3.39	3.45	(0.03)	—	(0.03)	18.42	22.99	24,599	1.58(g)	0.44 (g)	3.04(g)	91	110
Class C
Year Ended June 30, 2019	17.46	0.05	(0.03)	0.02	(0.01)	(1.26)	(1.27)	16.21	0.64	26,465	2.16	0.27	3.55	205	231
Year Ended June 30, 2018	18.36	— (i)	1.39	1.39	(0.01)	(2.28)	(2.29)	17.46	7.35	26,298	2.08(g)	0.03 (g)	3.75(g)	115	133
August 31, 2016 (h) through June 30, 2017	15.00	(0.01)	3.38	3.37	(0.01)	—	(0.01)	18.36	22.47	24,497	2.08(g)	(0.06)(g)	3.50(g)	91	110
Class I
Year Ended June 30, 2019	17.57	0.17	(0.04)	0.13	(0.13)	(1.26)	(1.39)	16.31	1.42	13,457,248	1.41	1.02	2.48	205	231
Year Ended June 30, 2018	18.44	0.14	1.40	1.54	(0.13)	(2.28)	(2.41)	17.57	8.17	13,277,161	1.33(g)	0.77 (g)	2.37(g)	115	133
August 31, 2016 (h) through June 30, 2017	15.00	0.10	3.38	3.48	(0.04)	—	(0.04)	18.44	23.22	12,275,588	1.33(g)	0.69 (g)	2.65(g)	91	110

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.19% and 2.59% for the year ended June 30, 2019, 1.20% and 2.86% for the year ended June 30, 2018 and 1.17% and 2.65% for the period ended June 30, 2017; for Class C are 1.70% and 3.09% for the year ended June 30, 2019, 1.70% and 3.37% for the year ended June 30, 2018 and 1.67% and 3.11% for the period ended June 30, 2017 and for Class I are 0.95% and 2.02% for the year ended June 30, 2019, 0.95% and 1.99% for the year ended June 30, 2018 and 0.93% and 2.26% for period ended June 30, 2017, respectively.

(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the periods indicated.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2019

1. Organization

JPMorgan Trust IV (“JPM IV”) was formed on November 11, 2015, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 11, 2015, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/ Non-Diversified
JPMorgan Value Plus Fund	Class A, Class C and Class I	Diversified

The investment objective of the Fund is to seek to provide long-term capital appreciation.

The Fund commenced operations on August 31, 2016. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of their financial statements. The Fund is an investment company and, thus, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset value (“NAV”) of the Fund is calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

		Level 2	Level 3
	Level 1	Other significant	Significant
	Quoted prices	observable inputs	unobservable inputs	Total

Total Investments in Securities (a)	$ 16,243,547	$ –	$ –	$ 16,243,547

Total Liabilities for Securities Sold Short (a)	$ (2,633,173)	$ –	$ –	$ (2,633,173)

(a)	Portfolio holdings designated as level 1 are disclosed individually on the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers into and out of level 3 for the year ended June 30, 2019.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of June 30, 2019, the Fund had no investments in restricted securities.

C. Short Sales — The Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund’s custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statement of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as Interest income or Interest expense on securities sold short on the Statement of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statement of Operations as Dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation (depreciation) on the Statement of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2019, the Fund had outstanding short sales as listed on the SOI.

D. Securities Lending — Effective October 5, 2018, the Fund became authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e. a net payment to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

The Fund did not lend out any securities during the year ended June 30, 2019.

E. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund which is advised by the Adviser or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. Underlying Fund distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchase cost amounts in the table below.

For the year ended June 30, 2019

				Net	Change in
	Value at			Realized	Unrealized	Value at	Shares
	June 30,	Purchases	Proceeds	Gain	Appreciation/	June 30,	at June	Dividend	Capital Gain
Security Description	2018	at Cost	from Sales	(Loss)	(Depreciation)	2019	30, 2019	Income	Distributions

JPMorgan Prime Money Market Fund Class IM Shares, 2.46%(a)(b)	$—	$3,443,667	$2,934,868	$13	$50	$508,862	508,659	$2,505	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares(a)	466,266	5,880,182	6,346,448	—	—	—	—	6,032	—

Total	$466,266	$9,323,849	$9,281,316	$13	$50	$508,862		$8,537	$—

(a) Investment in affiliate fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

(b) The rate shown is the current yield as of June 30, 2019.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign tax withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the year ended June 30, 2019 are as follows:

	Class A	Class C	Class I	Total
Transfer agency fees	$ 86	$ 85	$ 226	$ 397

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of June 30, 2019, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually with respect to the Fund. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Accumulated
undistributed
(distributions
	in excess of)	Accumulated
Paid-in-Capital	net investment	net realized
	income	gains (losses)
$(92)	$(6,035)	$6,127

The reclassifications for the Fund relate primarily to non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, effective January 1, 2019, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s respective average daily net assets in excess of $25 billion. Prior to January 1, 2019, the Administrator received a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2019, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Class I Shares do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2019, JPMDS did not retain any front-end sales charges or CDSC.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% for Class A, Class C and Class I Shares.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class I
1.20%	1.70%	0.95%

The expense limitation agreement was in effect for the year ended June 30, 2019 and is in place until at least October 31, 2019.

For the year ended June 30, 2019, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment
Advisory	Administration	Service
Fees	Fees	Fees	Total	Reimbursements
$99,767	$10,386	$24,981	$135,134	$6,865

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such affiliated money market funds, except for investments of securities lending cash collateral.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2019 was $729.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2019, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases	Sales		Covers on
(excluding	(excluding	Securities	Securities
U.S. Government)	U.S. Government)	Sold Short	Sold Short

$ 31,909,246	$ 30,966,744	$ 3,895,237	$ 3,112,331

During the year ended June 30, 2019, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2019 were as follows:

	Gross	Gross	Net Unrealized
Aggregate	Unrealized	Unrealized	Appreciation
Cost*	Appreciation	Depreciation	(Depreciation)

$12,683,916	$1,317,592	$391,134	$926,458

*The tax cost includes the proceeds from short sales which may result in a net negative cost.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2019 was as follows:

Ordinary	Net Long-Term	Total
Income*	Capital Gains	Distributions Paid

$ 429,183	$ 633,420	$ 1,062,603

* Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2018 was as follows:

Ordinary	Net Long-Term	Total
Income*	Capital Gains	Distributions Paid

$1,412,318	$208,691	$1,621,009

* Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2019, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current
Distributable
Current	Long-Term
Distributable	Capital Gain or	Unrealized
Ordinary	(Tax Basis Capital	Appreciation
Income	Loss Carryover)	(Depreciation)

$83,881	$(22,937)	$920,600

The cumulative timing differences primarily consist of wash sale loss deferrals, post-October capital loss deferrals and trustee deferred compensation.

As of June 30, 2019, the Fund had the following net capital loss carryforwards:

Capital Loss Carryforward Character

Short-Term	Long-Term

$22,937	$—

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

For the year ended June 30, 2019, the Fund deferred to July 1, 2019 the following net capital losses (gains) of:

Net Capital Losses (Gains)

Short-Term	Long-Term

$545,840	$(385,813)

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 4, 2019.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended June 30, 2019.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund entered into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of June 30, 2019, all of the Fund’s shares were held by the Adviser.

As of June 30, 2019, the Fund pledged a significant portion of its assets for securities sold short to Scotiabank.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.

8. New Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2018-13 (“ASU 2018-13”) Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement, which adds, removes, and modifies certain aspects of the fair value disclosure. ASU 2018-13 amendments are the result of a broader disclosure project, FASB Concepts Statement Conceptual Framework for Financial Reporting — Chapter 8: Notes to Financial Statements, to improve the effectiveness of the fair value disclosure requirements. ASU 2018-13 is effective for the fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019; early adoption is permitted. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect to the Fund’s net assets or results of operation.

In August 2018, the SEC adopted the Disclosure Update and Simplification Rule (the “Rule”). The Rule is part of the SEC’s overall project to improve disclosure effectiveness by amending certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Management has evaluated the implications of these changes and the amendments are included in the financial statements, which had no effect on the Fund’s net assets or results of operation.

9. Subsequent Event

At their meeting in May 2019, the Board approved the liquidation of the Fund which is expected to occur on or about October 4, 2019.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of JPMorgan Trust IV and Shareholders of JPMorgan Value Plus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Value Plus Fund (one of the funds constituting JPMorgan Trust IV, referred to hereafter as the “Fund”) as of June 30, 2019, the related statements of operations and cash flows for the year ended June 30, 2019, the statements of changes in net assets for each of the two years in the period ended June 30, 2019, including the related notes, and the financial highlights for each of the two years in the period ended June 30, 2019 and for the period August 31, 2016 (commencement of operations) through June 30, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2019, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2019 and the financial highlights for each of the two years in the period ended June 30, 2019 and for the period August 31, 2016 (commencement of operations) through June 30, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 9 to the financial statement, in May 2019, the Board of Trustees approved the liquidation of the Portfolio, which will occur on or about October 4, 2019.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 23, 2019

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2015; Trustee of heritage One Group Mutual Funds since 1998.	Chairman and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	134	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	134	Advisory Board Member, Scholarship Committee Member and Investment Committee Member, The First Tee of Plainfield (non-profit youth sports organization that provides need-based scholarships) (2014-present); Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer – Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	134	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, OCIO Board of State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dr. Matthew Goldstein (1941); Chairman since 2015; Trustee of Trust since 2015; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	134	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	134	None

Frankie D. Hughes (1952); Trustee of Trust since 2015.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	134	None

24

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	134	Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors OCIO Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, Blue Star Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2015; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	134	None

Mary E. Martinez (1960); Trustee of Trust since 2015.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	134	None

Marilyn McCoy (1948); Trustee of Trust since 2015; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	134	None

Mitchell M. Merin (1953); Trustee of Trust since 2015.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	134	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2015; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	134	Trustee, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2015.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	134	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

25

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (134 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Fund’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Fund’s financial statements and do not provide other services to the Fund. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019)* (formerly Assistant Secretary since 2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2015)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2015)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2015)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015; Associate, Willkie Farr & Gallagher (law firm) from 2007 to 2014.

Carmine Lekstutis (1980), Assistant Secretary (2015)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2015)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2015)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2015)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Gillian I. Sands (1969), Assistant Treasurer (2015)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

  *   The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**   The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

SCHEDULE OF SHAREHOLDER EXPENSES (Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2019 and continued to hold your shares at the end of the reporting period, June 30, 2019.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During the	Expense
	January 1, 2019	June 30, 2019	Period*	Ratio

JPMorgan Value Plus Fund

Class A

Actual	$1,000.00	$1,142.50	$8.81	1.66%

Hypothetical	1,000.00	1,016.57	8.29	1.66

Class C

Actual	1,000.00	1,139.90	11.45	2.16

Hypothetical	1,000.00	1,014.09	10.78	2.16

Class I

Actual	1,000.00	1,144.60	7.49	1.41

Hypothetical	1,000.00	1,017.81	7.05	1.41

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2019. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2019. The information necessary to complete your income tax returns for the calendar year ending December 31, 2019 will be provided under separate cover.

Dividends Received Deduction (DRD)

The Fund had 57.65% or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate rate shareholders for the fiscal year ended June 30, 2019.

Qualified Dividend Income (QDI)

The Fund had $258,875, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2019.

Long-Term Capital Gain

The Fund distributed $633,420, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2019.

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes - information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Dennis P. Harrington. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2019 – $125,734

2018 – $57,536

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2019 – $17,820

2018 – $11,680

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2019 – $40,118

2018 – $22,244

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2019 and 2018, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2019 – Not applicable

2018 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the

“Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2019 – 0.0%

2018 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2018 - $30.3 million

2017 - $32.0 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust IV

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 30, 2019

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
August 30, 2019